UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2008

                                  iBASIS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


              DELAWARE              000-27127            04-3332534
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  (State or Other Jurisdiction of  (Commission         (IRS Employer
           Incorporation)          File Number)     Identification No.)



                     20 Second Avenue, Burlington, MA 01803
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               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500
              (Registrant's telephone number, including area code)
                                 ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2008 Base Salaries. On February 26, 2008, a committee comprised of the independent directors of the Board of Directors of iBasis, Inc. adopted the recommendations of the Compensation Committee and approved 2008 fiscal year base salaries for our named executive officers (as used in Instruction 4 to Item 5.02 of Form 8-K): Ofer Gneezy, Chief Executive Officer, $490,000; Gordon VanderBrug, Executive Vice President, $360,000; Richard Tennant, Chief Financial Officer and Senior Vice President Finance and Administration, $313,000; and Paul Floyd, Senior Vice President of Research & Development, Engineering and Operations, $275,000.

         2008 Executive Officer Bonus Plan. Also on February 26, 2008, the same committee comprised of the independent directors of our Board of Directors adopted the recommendation of the Compensation Committee and established the 2008 Executive Bonus Plan (the "Bonus Plan"). The Bonus Plan is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits.

(d)      Exhibits.


Exhibit No.         Document
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10.1                2008 Executive Bonus Plan.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 3, 2008                iBASIS, INC.

                                    By: /s/ Mark S. Flynn
                                    --------------------------------------------
                                        Mark S. Flynn
                                        Chief Legal Officer and Corporate
                                        Secretary